UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 15, 2007

                                 GOAMERICA, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      0-29359                  22-3693371
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

                   433 HACKENSACK AVENUE, HACKENSACK, NJ 07601
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (201) 996-1717

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. Results of Operations and Financial Condition.

On May 15, 2007, GoAmerica, Inc. issued a press release relating to its earnings for the quarter ended March 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of GoAmerica, Inc., dated May 15, 2007.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GOAMERICA, INC.

                                               By: /s/ Wayne D. Smith
                                                   -----------------------------
                                                   Wayne D. Smith
                                                   Executive Vice President,
                                                   General Counsel and Secretary

Dated: May 15, 2007

                                  Exhibit Index

Exhibit 99.1 Press Release of GoAmerica, Inc. dated May 15, 2007